UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 6, 2011

Chancellor Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30219	87-0438647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 South Price Road
Pampa, TX 79065
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (806) 688-9697

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2011, Chancellor Group, Inc., a Nevada corporation (the “Company”), received notice that, effective immediately, Robert Gordon retired from his position as a member of the Company’s Board of Directors after nearly 9 years of dedicated service to the Company.  Mr. Gordon is 66 years of age and has informed the Company’s Board of Directors that he intends to reduce his business commitments.  Mr. Gordon has served as a member of the Company’s Board of Directors since May 1, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2011	Chancellor Group, Inc.
(Registrant)

	By:	/s/ Maxwell Grant
Maxwell Grant
Chief Executive Officer